DREYFUS INDIA FUND
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Class/Ticker  A DIIAX C DIICX I DIIIX

PROSPECTUS February 14, 2011

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

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BNY MELLON	®Dreyfus [LOGO]
ASSET MANAGEMENT

CONTENTS

FUND SUMMARY
Fund Summary
FUND DETAILS
Goal and Approach
Investment Risks
Management
SHAREHOLDER GUIDE
Choosing a Share Class
Buying and Selling Shares
General Policies
Distributions and Taxes
Services for Fund Investors
Financial Highlights
FOR MORE INFORMATION
See back cover.

FUND SUMMARY

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds.  More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 11 of the prospectus and in the How to Buy Shares section on page B-45 of the fund's Statement of Additional Information (SAI).   Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

	Class A	Class C	Class I
Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	1.00	none

Redemption fee (as a percentage of transaction amount; charged only when selling shares you have owned for less than 60 days)	2.00	2.00	2.00

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.25	1.25	1.25
Distribution (12b-1) fees	none	.75	none
Other expenses (including shareholder services fees)*	.75	.75	.50
Total annual fund operating expenses	2.00	2.75	1.75
____________
*  Other expenses are based on estimated amounts for the current fiscal year.

The Dreyfus Corporation has contractually agreed, until March 1, 2012, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.75%.

EXAMPLE

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Class A	$766	$1,166

Class C	$378	$853

Class I	$178	$551

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years

Class A	$766	$1,166

Class C	$278	$853

Class I	$178	$551

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance.

PRINCIPAL INVESTMENT STRATEGY

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the securities of Indian issuers and other investments that are tied economically to India.  The fund considers Indian issuers to be:  (i) companies organized under the laws of India; (ii) companies whose principal place of business is in India; (iii) companies that derive at least 50% of their profits, income or revenue from operations in India; (iv) companies whose securities are principally traded on Indian securities exchanges; or (v) governmental entities or agencies, instrumentalities or political sub-divisions of India.  The fund may invest in equity and fixed income securities.

In choosing investments, the fund's portfolio managers analyze several factors, including:

●	economic and political trends in India

●	the current financial condition and future prospects of individual companies and sectors in India

●	the valuation of one company or sector in India relative to that of another

The portfolio managers generally seek companies with accelerated earnings outlooks and whose share prices appear to be reasonably valued relative to their growth potential. Characteristics of such companies generally include high-quality corporate governance, management with a commitment to increasing shareholder value, strong earnings momentum with consistent free cash flow generation, sound business fundamentals and long-term vision. The fund may invest in the securities of companies of any market capitalization and fixed income securities of any credit quality, maturity or duration. The fund may invest up to 20% of its assets in the securities of issuers located in countries other than India. The fund invests in securities denominated in the Indian rupee or other local currency of issue or U.S. dollar-denominated securities.

The fund may, but is not required to, use derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes, foreign currencies and interest rates) and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy.

The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers.

PRINCIPAL RISKS

An investment in the fund is not a bank deposit.  It is not insured or guaranteed by the FDIC or any other government agency.  It is not a complete investment program.  The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

●
Foreign investment risk.  The fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers.  Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

●
Risks of concentrating investments in India.  Because the fund's investments are concentrated in India, the fund's performance is expected to be closely tied to social, political and economic conditions within India and to be more volatile than the performance of more geographically diversified funds.  Political, social or economic disruptions in India and surrounding countries, even in countries in which the fund is not invested, may adversely affect security values in India and thus the fund's investments.  At times, religious, cultural and military disputes within and outside India have caused volatility in the Indian securities markets and such disputes could adversely affect the value and liquidity of the fund's investments in the future.

The securities markets in India are substantially smaller, less liquid and more volatile than the major securities markets in the United States.  The laws of India relating to corporate governance standards may be less robust and transparent, which increases the potential for loss to and unequal treatment of investors.

The Indian government has exercised, and continues to exercise, significant influence over many aspects of the Indian economy, which may have a significant effect on the Indian economy and could adversely affect market conditions, Indian companies and prices of Indian securities.

●
Emerging market risk.  India and countries in the India region are considered emerging market countries.  The securities of issuers located in emerging markets tend to be more volatile and less liquid than the securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.  The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.

●
Foreign currency risk. Investments in foreign currencies, such as the Indian rupee, are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.

●
Risks of stock investing.  Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods.  There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices.  The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

●
Market sector risk.  The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

●
Credit risk.  Failure of an issuer or guarantor of a fixed income security, or the counterparty to a derivatives transaction, to make timely interest or principal payments or otherwise honor its obligations could cause the fund to lose money.  The sovereign ratings of certain emerging market countries, as well as the ratings of corporate debt securities, in which the fund may invest may be rated below investment grade ("high yield" or "junk" bonds).  High yield ("junk") bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

●
Interest rate risk.  Prices of bonds tend to move inversely with changes in interest rates.  Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price.  The longer the effective maturity and duration of the fund's fixed income portfolio, the more the fund's share price is likely to react to interest rates.

●
Liquidity risk.  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value.  In such a market, the value of such securities and the fund's share price may fall dramatically.  Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

●
Derivatives risk.  A small investment in derivatives could have a potentially large impact on the fund's performance.  The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.  Derivatives can be highly volatile, illiquid and difficult to value.

●
Non-diversification risk.  Because the fund may invest a relatively high percentage of its assets in a limited number of issuers, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

PERFORMANCE

As a new fund, past performance information is not available for the fund as of the date of this prospectus.  Annual performance returns provide some indication of the risks of investing in the fund by showing changes in performance from year to year.  Comparison of fund performance to an appropriate index indicates how the fund's average annual returns compare with those of a broad measure of market performance.  The fund's past performance (before and after taxes) is no guarantee of future results.

PORTFOLIO MANAGEMENT

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).  Dreyfus has engaged its affiliate, Hamon U.S. Investment Advisors Limited (Hamon), to serve as the fund's sub-investment adviser.  Hugh Simon, Abhijit Sarkar and Nina Wu serve as the fund's primary portfolio managers, positions they have held since the fund's inception.  Mr. Simon is the founder and Chief Executive Officer of Hamon.  Mr. Sarkar and Ms. Wu are portfolio managers at Hamon.

PURCHASE AND SALE OF FUND SHARES

In general, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100.  You may sell your shares on any business day by calling 1-800-554-4611 or by visiting www.dreyfus.com.  You may also send your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-5268.

TAX INFORMATION

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

FUND DETAILS

GOAL AND APPROACH

The fund seeks long-term capital appreciation.  This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders.  To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the securities of Indian issuers and other investments that are tied economically to India.  The fund considers Indian issuers to be:  (i) companies organized under the laws of India; (ii) companies whose principal place of business is in India; (iii) companies that derive at least 50% of their profits, income or revenue from operations in India; (iv) companies whose securities are principally traded on Indian securities exchanges; or (v) governmental entities or agencies, instrumentalities or political sub-divisions of India.  The fund may invest in equity securities, including common stocks, preferred stocks, convertible securities and warrants, and bonds and other fixed income securities.  The fund may purchase securities in initial public offerings (IPOs) or shortly thereafter.

In choosing investments, the fund's portfolio managers analyze several factors, including:

●	economic and political trends in India

●	the current financial condition and future prospects of individual companies and sectors in India

●	the valuation of one company or sector in India relative to that of another

The portfolio managers generally seek companies with accelerated earnings outlooks and whose share prices appear to be reasonably valued relative to their growth potential.  Characteristics of such companies generally include high-quality corporate governance, management with a commitment to increasing shareholder value, strong earnings momentum with consistent free cash flow generation, sound business fundamentals and long-term vision.  The fund may invest in the securities of companies of any market capitalization and fixed income securities of any credit quality, maturity or duration.  The fund may invest up to 20% of its assets in the securities of issuers located in countries other than India.  The fund invests in securities denominated in the Indian rupee or other local currency of issue or U.S. dollar-denominated securities.

The fund expects that its direct equity investments generally will be in securities listed on exchanges.  The fund, however, may gain exposure to certain issuers and markets in India by investing in participatory notes issued by banks, broker/dealers and other financial institutions or other structured or derivative instruments that are designed to replicate, or otherwise provide exposure to, the performance of such Indian issuers and markets.  The fund also may invest in Depositary Receipts (DRs), such as American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), which are securities that represent ownership interests in the publicly-traded securities of Indian or other non-U.S. issuers.

Many of the securities in which the fund invests are denominated in the Indian rupee or other emerging market country currencies.  The value of these currencies can fluctuate significantly and potentially result in losses for investors.  The portfolio managers, in their discretion, may seek to manage currency risk and protect the fund against potential depreciation of such currencies versus the U.S. dollar by hedging all or a portion of the fund's currency exposure and employing certain investment techniques designed to alter the fund's exposure to the Indian rupee or such other foreign currencies.

The fund may, but is not required to, use derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes, foreign currencies and interest rates) and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy.  Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter (OTC) derivatives.  Futures contracts generally are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price.  An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time.  The fund may engage in futures transactions on both U.S. and foreign exchanges.  A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.  The fund also may invest in exchange traded funds (ETFs) and similarly structured pooled investments to provide exposure to certain markets or asset classes.

__________________________________

INVESTMENT RISKS

An investment in the fund is not a bank deposit.  It is not insured or guaranteed by the FDIC or any other government agency.  It is not a complete investment program.  The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

●
Foreign investment risk.  The fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers.  Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

●
Risks of concentrating investments in India. Because the fund's investments are concentrated in India, the fund's performance is expected to be closely tied to social, political and economic conditions within India and to be more volatile than the performance of more geographically diversified funds. Political, social or economic disruptions in India and surrounding countries, even in countries in which the fund is not invested, may adversely affect security values in India and thus the fund's investments. Unanticipated political, social or economic developments may result in sudden and significant investment losses. At times, religious, cultural and military disputes within and outside India have caused volatility in the Indian securities markets and such disputes could adversely affect the value and liquidity of the fund's investments in the future.

The securities markets in India are substantially smaller, less liquid and more volatile than the major securities markets in the United States.  The securities industry in India is comparatively underdeveloped, which may result in difficulties relating to settlement and recording of transactions and in interpreting and applying relevant securities laws and regulations.

The laws of India relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and bankruptcy of state enterprises are generally not as developed  as, and are different from, such laws in the United States.  It may be more difficult to obtain a judgment in the courts in India than in the United States.  Many Indian companies remain in the control of their founders or members of their families.  Such companies' corporate governance standards may be less robust and transparent than those found in widely-held companies, which increases the potential for loss to and unequal treatment of investors.

The Indian government has exercised, and continues to exercise, significant influence over many aspects of the Indian economy.  The Indian government has often changed monetary, taxation, credit, tariff and other policies to influence the core of India's economy.  Accordingly, government actions, bureaucratic obstacles and corruption within the Indian government may have a significant effect on the Indian economy and could adversely affect market conditions, Indian companies and prices of Indian securities.  Global factors and the actions of foreign governments or central banks may inhibit the flow of foreign capital on which India is dependent to sustain its growth.

Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. Foreign Institutional Investors (FIIs) and sub-accounts, such as Dreyfus and the fund, respectively, are required to observe certain investment restrictions, including an account ownership ceiling of 10% of the total issued share capital of any one company. In general, transactions conducted through a recognized Indian stock exchange are subject to securities transactional taxes and short-term capital gain taxes at the rate of 15% plus surcharges. Transactions that are not conducted through a recognized Indian stock exchange and transactions involving the sale of publicly traded debt securities are subject to long-term capital gain taxes at the rate of 10% plus surcharges and short-term capital gain taxes at the rate of 30% plus surcharges.

●
Emerging market risk.  India and countries in the India region are considered emerging market countries.  The securities of issuers located in emerging markets tend to be more volatile and less liquid than the securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.  The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.  In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government or regulatory action and even nationalization of businesses, may have restrictions on foreign ownership, may have prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries.  The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates.  Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult.  Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets.  The fixed income securities of issuers located in emerging markets often are considered to be below investment grade credit quality and predominantly speculative.

●
Foreign currency risk. Investments in foreign currencies, such as the Indian rupee, are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.  Currency exchange rates may fluctuate significantly over short periods of time.  A decline in the value of the Indian rupee or other local currency of issue relative to the U.S. dollar will reduce the value of investments held by the fund and denominated in such currencies.  Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

●
Risks of stock investing.  Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods.  There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices.  The market value of a stock may decline due to general market conditions that are not specifically related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry, or factors that affect the particular company, such as management performance, financial leverage, and reduced demand for the company's products or services.

●
Market sector risk.  The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

●
Credit risk.  Failure of an issuer or guarantor of a fixed-income security, or the counterparty to a derivatives transaction, to make timely interest or principal payments or otherwise honor its obligations could cause the fund to lose money.  Similarly, a decline or perception of a decline in the credit quality of a bond can cause the bond's price to fall, potentially lowering the fund's share price.  The sovereign ratings of certain emerging market countries, as well as the ratings of corporate debt securities, in which the fund may invest may be rated below investment grade ("high yield" or "junk" bonds).  High yield ("junk") bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.  The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

●
Interest rate risk.  Prices of bonds tend to move inversely with changes in interest rates.  Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price.  The longer the effective maturity and duration of the fund's fixed income portfolio, the more the fund's share price is likely to react to interest rates.

●
Liquidity risk.  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value.  In such a market, the value of such securities and the fund's share price may fall dramatically.  Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.  Liquidity risk also exists when a particular derivative instrument is difficult to purchase or sell.  If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

●
Derivatives risk.  A small investment in derivatives could have a potentially large impact on the fund's performance.  The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.  Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments.  Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.  Many of the regulatory protections afforded participants on organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivative transactions, such as foreign currency transactions.  Certain types of derivatives, including OTC derivative transactions, involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk.  Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument.  The fund may be required to segregate liquid assets, or otherwise cover its obligations, relating to the fund's transactions in derivatives.  The fund will set aside liquid assets in an amount equal to the fund's daily marked-to-market net obligation (i.e., the fund's daily net liability) under futures contracts or forward contracts that are contractually required to cash settle.  For futures contracts or forward contracts that are not contractually required to cash settle, the fund must set aside liquid assets equal to such contracts' full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open.  By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, the fund may employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such contracts.

●
Non-diversification risk.  The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers.  Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

In addition to the principal risks described above, the fund is subject to the following additional risks.

●
Foreign government obligations and sovereign debt risk. Investing in foreign government obligations and the sovereign debt of emerging market countries, including India, creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located.  The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country.  Certain countries in which the fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates and extreme poverty and unemployment.  Many of these countries also are characterized by political uncertainty or instability.  Additional factors which may influence the ability or willingness to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies.  The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves.  A governmental obligor may default on its obligations.  Sovereign obligors in emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions.  These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

●
Smaller company risk.  To the extent the fund invests in small and midsize companies, the fund will be subject to additional risks because their operating histories tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.  The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.  These companies may have limited product lines, markets or financial resources, or may depend on a limited management group.  Some of the fund's investments will rise and fall based on investor perception rather than economic factors.  Other investments, including special situations, are made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop.

●
Large cap stock risk.  To the extent the fund focuses on large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

●
Growth and value stock risk.  By investing in a mix of growth and value companies, the fund assumes the risk of both.  Investors often expect growth companies to increase their earnings at a certain rate.  If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase.  In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.  Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged.  They also may decline in price even though in theory they are already undervalued.

●
Leveraging risk.  The use of leverage, such as entering into futures contracts and forward currency contracts, lending portfolio securities, and engaging in reverse repurchase agreements, may magnify the fund's gains or losses.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself.  Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

●
Management risk.  Management risk is the risk that the investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value.

●
ETF risk.  ETFs typically trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset values.  In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.  Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.  The fund will incur brokerage costs when purchasing and selling shares of ETFs.

●
Risk of investing in participatory notes. Investing in participatory notes involves the same risks associated with a direct investment in the shares of the companies the notes seek to replicate.  However, the performance results of participatory notes will not replicate exactly the performance of the Indian issuers or markets that the notes seek to replicate due to transaction costs and other expenses.  In addition, participatory notes are subject to counterparty risk since the notes constitute general unsecured contractual obligations of the issuing financial institutions, and the fund is relying on the creditworthiness of such institutions and has no rights under the participatory notes against the issuers of the securities underlying such notes.  Participatory notes may be considered illiquid.

●
IPO risk.  The prices of securities purchased in IPOs can be very volatile.  The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.  As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

●
Tax risk.  As a regulated investment company (RIC), the fund must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code of 1986, as amended.  The fund may gain exposure to local currency markets through entering into forward currency contracts.  Although foreign currency gains currently constitute qualifying income, the Treasury Department has the authority to issue regulations excluding from the definition of "qualifying income" a RIC's foreign currency gains not "directly related" to its "principal business" of investing in stock or securities (or options and futures with respect thereto).  Such regulations might treat gains from some of the fund's foreign currency-denominated positions as not qualifying income.

●
Other potential risks.  The fund may lend its portfolio securities to brokers, dealers and other financial institutions.  In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities.  If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

Under adverse market conditions, the fund could invest some or all of its assets in the securities of U.S. issuers, U.S. Treasury securities and money market securities, or hold cash.  Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market.  During such periods, the fund may not achieve its investment objective.

The fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

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MANAGEMENT

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $298 billion in 194 mutual fund portfolios. The fund has agreed to pay Dreyfus a management fee at the annual rate of 1.25% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients move and manage their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $24.4 trillion in assets under custody and administration and $1.14 trillion in assets under management, and it services more than $12 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Dreyfus has engaged its affiliate, Hamon U.S. Investment Advisors Limited (Hamon), located at 3510-3515 Jardine House, 1 Connaught Place, Central, Hong Kong, to serve as the fund's sub-investment adviser. Hamon is a registered investment adviser incorporated in Hong Kong. It is a subsidiary of The Hamon Investment Group Pte Limited. Hamon, subject to Dreyfus' supervision and approval, provides investment advisory assistance and research and the day-to-day management of the fund's investments. Hamon and the other subsidiaries of The Hamon Investment Group provide investment management services for institutions, corporations and pension funds, as well as about ten unit trusts and mutual funds. As of October 31, 2010, Hamon had approximately $2.3 billion under management.

Hugh Simon, Abhijit Sarkar and Nina Wu serve as the fund's primary portfolio managers, positions they have held since the fund's inception.  Mr. Simon established Hamon in 1989 and currently is the Chief Executive Officer of Hamon.  Mr. Sarkar has been a portfolio manager with Hamon since March 2007.  For five years prior thereto, he was a portfolio manager at Birla Sunlife Asset Management Limited, one of India's largest asset management companies.  Ms. Wu has been a portfolio manager with Hamon since July 2006.  From August 2005 to June 2006, Ms. Wu was a portfolio manager for Everbright Pramerica Fund Management Co., Ltd., and prior thereto, she served in various capacities for Hua An Fund Management, Co., Ltd., including analyst, senior analyst and fund manager.

The fund's Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed, and ownership of fund shares.

MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of Dreyfus, serves as distributor of the fund and for the other funds in the Dreyfus Family of Funds.  Rule 12b-1 fees and shareholder services fees are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively.  Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services.  Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by a fund to those intermediaries.  Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments.  These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary.  Cash compensation also may be paid from Dreyfus' or MBSC's own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs.  These payments sometimes are referred to as "revenue sharing."  From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations.  In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you.  Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus, Hamon and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund.  Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures.  The primary purpose of the respective code is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

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SHAREHOLDER GUIDE

CHOOSING A SHARE CLASS

The fund is designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan.  Third parties with whom you open a fund account may impose policies, limitations and fees that are different from those described in this prospectus.  Consult a representative of your plan or financial institution for further information.

This prospectus offers Class A, C and I shares of the fund.

Your financial representative may receive different compensation for selling one class of shares than for selling another class.  It is important to remember that any contingent deferred sales charge (CDSC) or Rule 12b-1 fees have the same purpose as the front-end sales charge:  to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares.  A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends.  Because the Rule 12b-1 fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices.  When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

A complete description of these classes follows.  You should review these arrangements with your financial representative before determining which class to invest in.

Class A shares

When you invest in Class A shares, you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase.  The amount of the initial sales charge is based on the size of your investment, as the following table shows.  We also describe below how you may reduce or eliminate the initial sales charge (see "Sales charge reductions and waivers").  Class A shares are subject to an annual shareholder services fee of .25%.

Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares.  Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

●	plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge; and

●	qualify for a reduced or waived sales charge

If you invest $1 million or more (and are not eligible to purchase Class I shares), Class A shares will always be the most advantageous choice.

	Total Sales Load—Class A Shares

Amount of Transaction	As a % of offering price per share	As a % of net asset value per share

Less than $50,000	5.75	6.10

$50,000 to less than $100,000	4.50	4.71

$100,000 to less than $250,000	3.50	3.63

$250,000 to less than $500,000	2.50	2.56

$500,000 to less than $1,000,000	2.00	2.04

$1,000,000 or more*	-0-	-0-

* No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

Sales charge reductions and waivers

To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver.  If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled.  In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of certain Dreyfus Funds held in accounts with that financial intermediary and other financial intermediaries.  Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.dreyfus.com and in the SAI.

You can reduce your initial sales charge in the following ways:

●
Rights of accumulation.  You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Funds that are subject to a sales charge.  For example, if you have $1 million invested in shares of certain other Dreyfus Funds that are subject to a sales charge, you can invest in Class A shares of any fund without an initial sales charge.  We may terminate or change this privilege at any time on written notice.

●
Letter of intent.  You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Funds over a 13-month period, and your initial sales charge will be based on your goal.  A 90-day back-dated period can also be used to count previous purchases toward your goal.  Your goal must be at least $50,000, and your initial investment must be at least $5,000.  The sales charge will be adjusted if you do not meet your goal.

●
Combine with family members.  You can also count toward the amount of your investment all investments in certain other Dreyfus Funds, in any class of shares that is subject to a sales charge, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent.  Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges.  (See "How to Buy Shares" in the SAI.)

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

●	full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates

●	board members of Dreyfus and board members of the Dreyfus Family of Funds

●	full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund's distributor

●	"wrap" accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund's distributor specifying operating policies and standards

●
qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; charitable organizations investing $50,000 or more in fund shares; and charitable remainder trusts

●
qualified investors who (i) purchase Class A shares directly through the fund's distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares of a Dreyfus Fund and continuously maintained an open account with the distributor in that fund since on or before February 28, 2006

●
investors with cash proceeds from the investor's exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor's spouse or minor children become eligible to purchase Class A shares of the fund at NAV, whether or not the investor uses the proceeds of the employment-related stock options to establish the account

●
members of qualified affinity groups who purchase Class A shares directly through the fund's distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

●	employees participating in qualified or non-qualified employee benefit plans

●
shareholders in Dreyfus-sponsored IRA rollover accounts funded with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing rollovers.  Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A shares of the fund at NAV in such account

Class C shares

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares.  However, Class C shares are subject to an annual Rule 12b-1 fee of .75% and an annual shareholder services fee of .25%.  Over time, the Rule 12b-1 fees may cost you more than paying an initial sales charge on Class A shares.  Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more.  While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class I shares

Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more shares than the same investment would in Class A shares.  There is also no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing service or distribution fees.

Class I shares may be purchased by:

●	bank trust departments, trust companies and insurance companies that have entered into agreements with the fund's distributor to offer Class I shares to their clients

●
institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions, or state and local governments, and IRAs set up under Simplified Employee Pension Plans that have entered into agreements with the fund's distributor to offer Class I shares to such plans

●	law firms or attorneys acting as trustees or executors/administrators

●	foundations and endowments that make an initial investment in the fund of at least $1 million

●
sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, that maintain an omnibus account with the fund and do not require shareholder tax reporting or 529 account support responsibilities from the fund's distributor

●	advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available

CDSC waivers

The fund's CDSC on Class A and C shares may be waived in the following cases:

●	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

●	redemptions made within one year of death or disability of the shareholder

●	redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70½

●	redemptions made through the fund's Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

●	redemptions from qualified and non-qualified employee benefit plans

BUYING AND SELLING SHARES

Dreyfus generally calculates fund NAVs as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business.  Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity.  When calculating NAVs, Dreyfus values equity investments on the basis of market quotations or official closing prices.  Dreyfus generally values fixed income investments based on values supplied by an independent pricing service approved by the fund's board.  The pricing service's procedures are reviewed under the general supervision of the board.  If market quotations or official closing prices or valuations from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board.  Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances.  Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service.  Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values.  Funds that seek tax-exempt income are not recommended for purchase in IRAs or other qualified retirement plans.  Forward currency contracts will be valued at the current cost of offsetting the contract.  ETFs will be valued at their market price.  Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors have no access to the fund.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares.  For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV.  If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors.  Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders.  While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.  Please see "Shareholder Guide—General Policies" for further information about the fund's frequent trading policy.

Orders to buy and sell shares received by an authorized entity (such as a bank, broker-dealer or financial adviser, or 401(k) or other retirement plan that has entered into an agreement with the fund's distributor) by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

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How to Buy Shares

By Mail — Regular Accounts.  To open a regular account, complete an application and mail it, together with your check payable to The Dreyfus Family of Funds, to:

The Dreyfus Family of Funds
P.O. Box 55268
Boston, MA  02205-5268
Attn:  Institutional Processing

To purchase additional shares in a regular account, mail your check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to the above address.

By Mail — IRA Accounts.  To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made.  When opening a new account, include a completed IRA application, and when making additional investments, include an investment slip.  Make checks payable to The Dreyfus Family of Funds, and mail to:

The Bank of New York Mellon, Custodian
P.O. Box 55552
Boston, MA  02205-5552
Attn: Institutional Processing

Electronic Check or Wire.  To purchase shares in a regular or IRA account by wire or electronic check, please call 1-800-554-4611 (inside the U.S. only) for more information.

Dreyfus TeleTransfer.  To purchase additional shares in a regular or IRA account by Dreyfus TeleTransfer, which will transfer money from a pre-designated bank account, request the account service on your application.  Call 1-800-554-4611 (inside the U.S. only) or visit www.dreyfus.com to request your transaction.

Automatically.  You may purchase additional shares in a regular or IRA account by selecting one of Dreyfus' automatic investment services made available to the fund on your account application or service application.  See "Services for Fund Investors."

In Person.  Visit a Dreyfus Financial Center.  Please call us for locations.

The minimum initial and subsequent investment for regular accounts is $1,000 and $100, respectively.  The minimum initial investment for IRAs is $750, with no minimum subsequent investment.  The minimum initial investment for educational savings accounts is $500, with no minimum subsequent investment.  Investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum.  All investments must be in U.S. dollars.  Third-party checks, cash, travelers' checks or money orders will not be accepted.  You may be charged a fee for any check that does not clear.

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How to Sell Shares

You may sell (redeem) shares at any time.  Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity.  Any certificates representing fund shares being sold must be returned with your redemption request.  Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge.  The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends.  As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived.  Consult your financial representative or refer to the SAI for additional details.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

●	if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

●	the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

By Mail — Regular Accounts. To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class, the dollar amount to be redeemed and how and where to send the proceeds.  Mail your request to:

The Dreyfus Family of Funds
P.O. Box 55268
Boston, MA  02205-5268

By Mail — IRA Accounts.  To redeem shares in an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld.  Mail your request to:

The Bank of New York Mellon, Custodian
P.O. Box 55552
Boston, MA  02205-5552

A signature guarantee is required for certain written sell orders.  These include:

●	amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

●	requests to send the proceeds to a different payee or address

●	amounts of $100,000 or more

A signature guarantee helps protect against fraud.  You can obtain one from most banks or securities dealers, but not from a notary public.  For joint accounts, each signature must be guaranteed.  Please call to ensure that your signature guarantee will be processed correctly.

Telephone or Online.  To sell shares in a regular account, call Dreyfus at 1-800-554-4611 (inside the U.S. only) or visit www.dreyfus.com to request your transaction.

A check will be mailed to your address of record or you may request a wire or electronic check (Dreyfus TeleTransfer).  For wires or Dreyfus TeleTransfer, be sure that the fund has your bank account information on file.  Proceeds will be wired or sent by electronic check to your bank account.

You may request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day).  You may request that redemption proceeds be sent to your bank by wire (minimum $1,000/maximum $20,000 per day) or by Dreyfus TeleTransfer (minimum $500/maximum $20,000 per day).  Holders of jointly registered fund or bank accounts may redeem by wire or through Dreyfus TeleTransfer up to $500,000 within any 30-day period.

Automatically.  You may sell shares in a regular account by calling 1-800-554-4611 (inside the U.S. only) for instructions to establish the Dreyfus Automatic Withdrawal Plan.  You may sell shares in an IRA account by calling the above number for instructions on the Systematic Withdrawal Plan.

In Person.  Visit a Dreyfus Financial Center.  Please call us for locations.

Redemption fee

Frequent trading can disrupt the fund's investment program and create additional costs for long-term shareholders.  For these reasons, the fund assesses a 2% fee on redemptions (including exchanges) of fund shares purchased and held for less than 60 days.  The redemption fee is paid directly to the fund and is designed to offset brokerage commissions, market impact, and other costs associated with frequent trading.

Subject to the exceptions described below, you will be subject to the fee, whether you are holding shares directly in your name or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or any other third party.  If you hold your shares through an intermediary's omnibus account, the intermediary is responsible for imposing the fee and remitting the fee to the fund.

The fund will use the "first-in, first-out" method to determine the holding period for the shares sold.  Under this method, shares held the longest will be redeemed or exchanged first.  The holding period commences on the day after your purchase order is effective.

The fund will not assess a redemption fee on fund shares (1) redeemed through automatic withdrawal plans or automatic exchange plans; (2) redeemed through certain comprehensive fee programs, such as wrap fee accounts and automated rebalancing or asset allocation programs offered by financial intermediaries (including those sponsored by Dreyfus or its affiliates); (3) acquired by the reinvestment of fund dividends or capital gain distributions; (4) redeemed by the fund (e.g., for failure to meet account minimums or to cover various fees); (5) purchased or redeemed by rollover, transfers and changes of account registration, provided that the investment remains in the fund; (6) purchased by other mutual funds, if approved by the fund; (7) held in accounts in which there are legal or contractual restrictions on the imposition of a redemption fee as determined by the fund in its sole discretion; (8) redeemed as a result of death, disability or a Qualified Domestic Relations Order; (9) redeemed from Coverdell Education Savings Accounts to pay qualified education expenses; (10) redeemed from 529 plans; and (11) converted from one share class to another in the fund.

In addition, the fund will not impose redemption fees on certain types of retirement plan transactions processed through a participant recordkeeping system supported by Dreyfus or its affiliates or through third party recordkeepers.  These transactions include:  (1) redemptions of shares purchased with new contributions to the plan, such as payroll contributions, excess contributions, and loan repayments; (2) shares redeemed for withdrawals and distributions, such as minimum required distributions, systematic withdrawal programs, and lump sum distributions; (3) redemptions by plan participants of investments made on their behalf into Qualified Default Investment Alternatives ("QDIAs"); (4) shares redeemed by participation in automated account rebalancing programs or other systematic participant investment advice programs approved by the plan sponsor; (5) shares purchased or redeemed as a result of plan sponsor decisions, such as changes in investment options, automated account rebalancing programs, and plan termination or merger; (6) shares redeemed for loans, or following a hardship specified in the retirement plan documents; and (7) forfeitures or redemptions in connection with a participant's termination of employment.

The fund may waive redemption fees for certain retirement plans that have implemented automated processes or other procedures to prevent frequent trading.  Such waivers require the written approval of the fund.

The fund reserves the right to withdraw waivers in its sole discretion without notice if the fund determines that an account is engaging in frequent trading or other activities detrimental to the fund.

If you hold your shares through a financial intermediary that does not process your share transactions in an omnibus account, the intermediary is responsible for providing Dreyfus with the information necessary to enable you to receive any redemption fee waivers to which you may be entitled.

While the fund seeks to apply its redemption fee policy to all accounts, the fund cannot assure that all intermediaries will properly assess the fees in omnibus accounts.  In addition, due to operational limitations or restrictions, retirement plans and other financial intermediaries that maintain omnibus accounts with the fund may calculate redemption fees differently than the fund.  If you are investing in fund shares through an intermediary (or in the case of a retirement plan, your plan sponsor), please contact the intermediary for more information on any differences in how the redemption fee may be applied to your investment in the fund.

_____________________________

GENERAL POLICIES

Unless you decline teleservice privileges on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine.  You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors.  Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs.  As a result, Dreyfus and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations.  Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund also reserves the right to:

●	change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions
●	change its minimum or maximum investment amounts
●	delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)
●	"redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)
●	refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus' view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading.  A roundtrip consists of an investment that is substantially liquidated within 60 days.  Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges, automatic non-discretionary rebalancing programs, and minimum required retirement distributions generally are not considered to be frequent trading.  For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

Dreyfus monitors selected transactions to identify frequent trading.  When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading.  Dreyfus considers the investor's trading history in other accounts under common ownership or control, in other Dreyfus Funds and BNY Mellon Funds, and if known, in non-affiliated mutual funds and accounts under common control.  These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently.  In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests.  If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day.  Dreyfus may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade.  At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated.  Dreyfus' ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited.  However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide Dreyfus, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts.  If Dreyfus determines that any such investor has engaged in frequent trading of fund shares, Dreyfus may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain retirement plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy.  At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy.  If you are investing in fund shares through an intermediary (or in the case of a retirement plan, your plan sponsor), please contact the intermediary for information on the frequent trading policies applicable to your account.

To the extent that the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV.  As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage).  This type of frequent trading may dilute the value of fund shares held by other shareholders.  The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent that the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage).  Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests.  Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's redemption fee and frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Small Account Policy

If your account falls below $500, the fund may ask you to increase your balance.  If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

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DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends.  The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.  The fund normally pays dividends and capital gain distributions annually.  Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise.  There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account).  For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income.  Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.  The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes.  A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund.  Because everyone's tax situation is unique, please consult your tax adviser before investing.

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SERVICES FOR FUND INVESTORS

Automatic services

Buying or selling shares automatically is easy with the services described below.  With each service, you select a schedule and amount, subject to certain restrictions.  If you purchase shares through a third party, the third party may impose different restrictions on these services and privileges, or may not make them available at all.  For information, call your financial representative or 1-800-554-4611.

Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you.  Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Dreyfus Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund into another Dreyfus Fund (not available for IRAs).

Dreyfus Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of other Dreyfus Funds.

Dreyfus Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a monthly or quarterly basis, provided your account balance is at least $5,000.  Any CDSC will be waived, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Exchange privilege

Generally, you can exchange shares worth $500 or more (no minimum for retirement accounts) into other Dreyfus Funds.  You can request your exchange by contacting your financial representative.  Be sure to read the current prospectus for any fund into which you are exchanging before investing.  Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available).  There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.  See the SAI for more information regarding exchanges.

The fund may deduct a 2% redemption fee if you are selling or exchanging fund shares you have owned for less than 60 days.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege.  You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative.  Shares held in an IRA or Education Savings Account may not be redeemed through the Dreyfus TeleTransfer privilege.

Account statements

Every Dreyfus Fund investor automatically receives regular account statements.  You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Reinvestment privilege

Upon written request, you can reinvest up to the number of Class A shares you redeemed within 45 days of selling them at the current share price without any sales charge.  If you paid a CDSC, it will be credited back to your account.  This privilege may be used only once.

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FINANCIAL HIGHLIGHTS

As a new fund, financial highlights information is not available for the fund as of the date of this prospectus.
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FOR MORE INFORMATION

Dreyfus India Fund
A series of Dreyfus Premier Investment Funds, Inc.
SEC file number:  811-6490

More information on this fund is available free upon request, including the following:

Statement of Additional Information (SAI)

Provides more details about the fund and its policies.  A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC).  The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings.  Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter.  Dreyfus money market funds generally disclose their complete schedule of portfolio holdings daily.  The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

To obtain information:

By telephone  Call 1-800-554-4611

By mail  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY  11556-0144

By E-mail  Send your request to info@dreyfus.com

On the Internet  Certain fund documents can be viewed online or downloaded from:
SEC  http://www.sec.gov
Dreyfus  http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

© 2011 MBSC Securities Corporation